WESTCORE TRUST

Supplement dated December 2, 2013 to the Westcore Equity and Bond Funds Statement of Additional Information (“SAI”) dated April 30, 2013, as supplemented.

  The section regarding the Assistant Treasurer in the table titled “Officers” under the section titled “Management of the Funds” on page 50 should be replaced in its entirety with the following:

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Jill Kerschen Age 38 1290 Broadway, Suite 1100 Denver, Colorado 80203	Assistant Treasurer	Since November 21, 2013

  Fund Controller, ALPS Fund Services, Inc., since July 2013

  Senior Manager, Financial & Tax Reporting 2007-2013, Senior Manager, Financial Reporting, Tax Reporting & Compliance 2007-2011, Senior Investment Analyst, Financial Reporting 2004-2007, and Assistant Manager, Mutual Fund Reconciliation & Revenue 2001-2004, Great-West Financial

  The information in the second paragraph under the section titled “Management of the Funds” on page 57 is hereby replaced with the following:

The Adviser, of which Mr. Anderson, President of the Trust, is both a member and Chairman and Mr. Frontz, Treasurer of the Trust, is Vice President and Director of Mutual Fund Administration, receives compensation as the investment advisor and co-administrator. ALPS Fund Services, Inc. (“ALPS”), of which Ms. Kerschen and Mr. Buhler are employees, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, ADI, serves as distributor to the Trust.

Please retain this supplement for future reference.